UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): March 15, 2018

Ocean Power Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33417 (Commission File Number)	22-2535818 (I.R.S. Employer Identification No.)

28 Engelhard Drive Monroe Township, New Jersey (Address of principal executive offices)	08831 (Zip Code)

(609) 730-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[  ]

Item 8.01	Other Events

On November 21, 2017, Ocean Power Technologies, Inc. (the “Company”) filed a Stipulation and Agreement of Settlement (the “Stipulation”) relating to the settlement of a consolidated derivative suit entitled Douglas Labare, Derivatively and on Behalf of Ocean Power Technologies, Inc., v. Charles Dunleavy, et al., Case No. 3:15-cv-01980-FLW-LHG (the “Consolidated Derivative Suit”) in the United States District Court for the District of New Jersey (the “Court”).

On March 9, 2018, the Court issued an order granting preliminary approval of the proposed settlement by and among the Company, the plaintiffs and all named individual defendants in the Consolidated Derivative Suit (the “Preliminary Approval Order”). The Preliminary Approval Order also approved the parties’ proposed Notice to Current Ocean Power Stockholders of Proposed Settlement (the “Notice”), including the method of notice, and set a hearing date to determine whether the Court should issue an order of final approval of the settlement for May 14, 2018 at 10:30 a.m. at the United States District Court for the District of New Jersey, Clarkson S. Fisher Building & U.S. Courthouse, Court Room 5E, 402 East State Street, Trenton, New Jersey 08608. Pursuant to the Preliminary Approval Order, any objections to the settlement must be filed in writing with the Court no later than April 30, 2018. Additional information concerning the terms of the proposed settlement, the May 14, 2018 hearing and the requirements for objections can be found in the Notice, attached hereto as Exhibit 99.1. The Notice and the Stipulation are available on the investor relations portion of the Company’s corporate website at www.oceanpowertechnologies.com. The contents of the Company’s corporate website shall not be deemed to be incorporated by reference into this Current Report on Form 8-K.

On March 15, 2018, Ocean Power Technologies, Inc. issued a press release announcing that the U.S. District Court in New Jersey, on March 9, 2018, issued an order granting preliminary approval of a proposed settlement of the consolidated derivative lawsuit entitled Douglas Labare, Derivatively and on Behalf of Ocean Power Technologies, Inc., v. Charles Dunleavy, et al., Case No. 3:15-cv-01980-FLW-LHG. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

*99.1	Notice to Current Ocean Power Stockholders of Proposed Settlement

*99.2	Press release dated March 15, 2018 announcing that the U.S. District Court in New Jersey, on March 9, 2018, issued an order granting preliminary approval of a proposed settlement of the consolidated derivative lawsuit entitled Douglas Labare, Derivatively and on Behalf of Ocean Power Technologies, Inc., v. Charles Dunleavy, et al., Case No. 3:15-cv-01980-FLW-LHG.

*Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2018

OCEAN POWER TECHNOLOGIES, INC.

/s/ George H. Kirby III
George H. Kirby III
President and Chief Executive Officer